Investment Adviser
  Legg Mason Funds Management, Inc.
  Baltimore, MD

Board of Directors
  John F. Curley, Jr., Chairman
  Nelson A. Diaz
  Richard G. Gilmore
  Arnold L. Lehman
  Dr. Jill E. McGovern
  G. Peter O'Brien
  T. A. Rodgers

Transfer and Shareholder Servicing Agent
  Boston Financial Data Services
  Boston, MA

Custodian
  State Street Bank & Trust Company
  Boston, MA

Counsel
  Kirkpatrick & Lockhart LLP
  Washington, DC

Independent Accountants
  PricewaterhouseCoopers LLP
  Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-222
8/01

                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 2001

                                      LEGG MASON
                                        FOCUS
                                     TRUST, INC.

                                  [LEGG MASON LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Focus Trust's semi-annual report for the six months ended June 30, 2001.

  Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages. Long-term investment results for the Fund are shown in the "Performance Information" section of this report.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                             Sincerely,

                                             /s/ EDWARD A. TABER, III

                                             Edward A. Taber, III
                                             President

July 31, 2001

Portfolio Manager's Comments
Legg Mason Focus Trust, Inc.

Performance Analysis

     Legg Mason Focus Trust's total returns for the second quarter and year to date 2001 are shown below with the total returns of two comparable benchmarks: the Standard & Poor's 500 Index and the Lipper Large-Cap Core Index.

                               Second         Year
                               Quarter       to Date
                               -------       -------
Focus Trust                     +7.3%         -1.1%
S&P 500 Index                   +5.9%         -6.7%
Lipper Large-Cap Core Index     +5.3%         -7.8%

     I am pleased to report that Focus Trust continues to perform well this year. After a difficult year in 2000, the Fund has steadily marched back to the front in performance. As of June 30, Focus Trust ranked as the twenty-first best performing fund out of six hundred sixty-six Lipper Core funds, placing the Fund's year-to-date performance in the top 4%.

     If we step back and take a broader look at the market, we can see the second quarter was generally a good quarter for all stocks. The tech-heavy NASDAQ Composite was the best performing index. Small- and mid-capitalization stocks continued to outperform the big-cap stocks, while growth stocks edged ahead of value stocks. However, despite good quarterly performance, the story on a year-to-date basis is still very much a hangover from 2000. Big-cap technology-growth stocks continue to lag behind small- and mid-cap value stocks.

                               Second         Year
                               Quarter       to Date
                               -------       -------
NASDAQ Composite               +17.4%        -12.5%
S&P Mid-Cap 400                +13.2%         +1.0%
S&P Small-Cap 600              +13.7%         +6.2%
S&P Barra Growth                +7.7%        -11.0%
S&P Barra Value                 +4.4%         -2.4%
Wilshire 5000                   +7.0%         -6.4%

     Focus Trust's average annual returns for one, two, three, four, and five years are shown below, as well as the total return information for the same period for the S&P 500 Index and the Lipper Large-Cap Core Index:

                                   1 Year       2 Years       3 Years       4 Years       5 Years
                                   ------       -------       -------       -------       -------
Focus Trust                        -16.5%        -9.3%         +1.5%        +10.0%        +12.8%
S&P 500 Index                      -14.8%        -4.4%         +3.9%         +9.9%        +14.5%
Lipper Large-Cap Core Index        -16.2%        -3.8%         +3.1%         +9.2%        +13.0%

     From the above table, you will also see that our three-, four- and five-year numbers have improved since our last report to shareholders. As you well know, a focused fund's short-term performance is very volatile. Although we are heartened by our recent short-term numbers, we believe it is more important for shareholders to focus on our long-term numbers as the most meaningful gauge of portfolio performance.

     In addition to providing shareholders a competitive total return, we also seek to generate investment results in the most tax-efficient manner as possible. The Fund has not distributed income or capital gains to shareholders over the last two years (1999, 2000). Although our 2001 tax year has not concluded, at this time we are not expecting to distribute any taxable income to shareholders for this current fiscal year.

Market Overview

                              Slow comes the hour,
                         Its passing time how great --

     The above quotation is written below a clock in the Grand Hall at Trinity College in Toronto, Canada. I took note of the phrase just before making an investment presentation to the College's Board of Trustees. In my mind, it was the perfect description for the current U.S. economy and the stock market.

     As I explained to the Board, the stock market appears to be locked in an awkward dance that happens each time the Federal Reserve lowers interest rates while the economy is still struggling to recover. You strongly believe economic prospects are set to improve but it seems so slow to develop. After the Federal Reserve lowered interest rates for the sixth time this year, investors are now anxious for an economic recovery that, in turn, will help generate better corporate profits. When earnings improve, it is fairly certain stock prices will move higher.

     Wall Street analysts have been tripping over each other trying to predict the precise turning point when corporate profits will post year-over-year better comparisons. Now that much of the 2000 carnage is behind us, expectations are running high. But as with most heightened expectations (summer vacations, birthday presents, and holiday parties), they seem to take forever to arrive -- then suddenly they pass by so quickly we hardly remember the long wait.

     Is this an appropriate analogy for the economic landscape? We believe so. We believe the Federal Reserve's interest rate policy (lower interest rates to a level that stimulates economic demand) will succeed. We also believe the sharp increase in the money supply will provide ample liquidity and by its circuitous route this money will find its way back into the stock market. Will the turning point for stock prices occur this month, this quarter, this year, or will we have to wait until 2002 for the evidence? Of course the answer is: we don't know. But nor do we think it is crucial to our investment strategy to pinpoint precisely when the turn will occur.

     Short-term market timing is critically important for traders and speculators but not for investors. The only question investors need to answer is what, over a three- to five-year period, is the probability the economic return of the businesses they own (via ownership in common stocks) will exceed the economic return earned by investing in alternative securities (namely bonds and cash)? If the probability is high that common stocks will beat bonds and cash over the next three to five years, then it is largely unimportant to pinpoint over the next few quarters the exact turn in the market. Psychologically it may be important, particularly for individuals who need some constant price affirmation to justify their portfolio strategy. But intelligent investors have come to learn the critical variable is not what short-term stock prices are doing, but rather what is the long-term economic competitive position of the companies they own.

     However, we do recognize the psychological discomfort that comes from operating in a bear market. No matter how much we advise shareholders to not fixate on the market and instead focus on our companies, we realize it is sometimes hard to keep a positive mental attitude. Certainly the financial prognosticators who preach the daily doom and gloom don't make it easy. So if you are burdened with the question of whether we are entering a prolonged bear market or setting the stage for a new bull market, remember this:

     Bull markets end when --

        - Profits are peaking

        - Inflation is accelerating

        - Federal Reserve is raising interest rates

        - Stocks are significantly overvalued

     Bull markets begin when --

        - Profits are bottoming

        - Inflation is decelerating

        - Federal Reserve is lowering interest rates

        - Stocks are significantly undervalued

     As stated in our last report, we believe the current economic landscape resembles the presage of a new bull market beginning. Second quarter earnings should mark the bottom of the profit recession. S&P 500 earnings are expected to decline by 17% in the second quarter. In the third quarter, we expect earnings will decline approximately 12% before turning up 8% in the fourth quarter. Because the fourth quarter of 2000 was the first down quarter in this cycle, unless the fourth quarter of 2001 deteriorates massively from this level, we expect positive comparisons by the end of the year. Next year, 2002, we expect corporate profit growth between 10% and 15%.

     We also expect inflation rates to decline from here. Already the energy crisis that only a few months ago seemed to paralyze the nation appears to be fading. Wholesale electricity rates in California that were selling for $750 per megawatt hour have declined to $100 per megawatt hour. Wholesale gas prices have declined 38% to 71 cents per gallon, the lowest level in seventeen months. Each of the three major commodity indices (CRB Bridge, Dow Jones, Goldman Sachs) are priced at 2001 lows, while gold prices have recently dropped to a new twenty-year low. With the unemployment rate rising, there is no increased wage demand in the system.

     Although the Federal Reserve has been very aggressive in lowering rates, we would not be surprised to see interest rates lower by year-end. The futures market is pricing another 25 basis point(1) cut in rates over the next month.

---------------
(1)100 basis points = 1%.

     Against this backdrop of lower interest rates, declining inflation and improving corporate profitability, stock prices remain under pressure. According to Ed Kerschner, the top-rated market strategist at UBS Warburg, the Standard & Poor's 500 Index is at least 20% undervalued. He maintains the current environment is one of the five most attractive periods in the last twenty years to own stocks.

     Yes, the rebound in the major indices may be slow to get here, but since short-term changes in the stock market cannot be forecast, it is far better to line up when the environment dictates good times ahead. Sometime in the next six to twelve months, we might very well look back and hardly remember the long wait we had for the new bull market.

Portfolio Activity

     In the second quarter, we added two new companies to our portfolio: Nokia Oyj and Marsh & McLennan Companies. Shareholders will recall we have owned Nokia before and earned good profits. During the second quarter, the company warned that handset sales would fall below earlier forecasts. Not surprisingly, the stock price substantially declined and now trades 65% below its 52-week high. We are taking this opportunity to reinvest our excess cash in Nokia. This strategy is not very different from the same approach we took when the Fund purchased Dell Computer last year. In a similar story, Dell also missed its earnings estimate. The stock sold off over 50%. We purchased shares, and since then Dell's share price has rebounded over 60%. Although we cannot be sure when Nokia's stock price will rise, we are confident we own the global market leader in a still fast-growing wireless industry. Furthermore, we own this outstanding company at very cheap historical and relative prices.

     Marsh & McLennan is the world's largest insurance broker. The company also owns Putnam Group (investment management services) and Mercer Group (human resources and consulting group). MMC is lead by Jeff Greenberg, son of AIG's Maurice Greenberg. The share price of MMC has declined by 40% from its high, primarily because of the decline in the stock market. Because Putnam's revenues are based on asset prices, when the stock market dropped so too did Putnam's profits. But with the stock market bottoming and assets under management rising $20 billion in the second quarter, we expect Putnam to generate much better earnings for the company going forward. In addition, we have also observed higher insurance policy prices. An increase in insurance prices directly benefits MMC's insurance brokerage unit. We believe MMC's annual growth in intrinsic value is between 10% and 12%. Furthermore, we were able to purchase shares in the company at a significant discount to fair value.

     During the second quarter we lowered our positions in International Speedway and Berkshire Hathaway. We have owned both companies for several years and during this time they each have generated substantial profits for the Fund. However, at current prices both International Speedway and Berkshire Hathaway are approaching fair value and we believe it is prudent to reallocate the profits to other companies that offer significantly greater upside opportunity (Nokia and Marsh & McLennan).

     Each spring I make the annual pilgrimage to Omaha, Nebraska to sit and listen (for six hours) to Warren Buffett and Charlie Munger answer questions from Berkshire shareholders. The annual meeting has really become a large-scale spectacle. For several years, it was held in the ballroom at the Holiday Inn. Then as more shareholders began showing up, it was moved to the Aksarben Coliseum

(Nebraska spelled backwards). Now with over 10,000 shareholders regularly attending, the annual meeting has moved to the Omaha Convention Center.

     To go to a Berkshire Hathaway annual meeting is very much like walking thru the "Mall of America." All of Berkshire's subsidiaries (and investments) are represented here, including Nebraska Furniture Mart, Jordan Furniture, Dexter Shoes and Tony Lamas Boots, Shaw Carpets, Borshiem's Jewelers and Helzberg Diamonds, Dairy Queen, See's Candies, and Coca-Cola. Shareholders walk around the convention center eating rich chocolates, licking ice cream and drinking Cokes. Many are buying furniture, shoes, rugs, carpets, vacuum cleaners, diamond rings and watches. They are also signing up for GEICO automobile insurance policies, and some of the wealthier few are even looking over the prospect of fractional jet ownership with Executive Jet.

     Before the meeting starts, Berkshire shows a thirty-minute movie while shareholders begin to take their seats. The movie is a comical look at Berkshire and Warren Buffett. There are loads of funny commercials from GEICO and Jordan Furniture as well as the upscale commercials for Coke and Gillette. There are several parodies that poke fun at Buffett, Charlie Munger, and Buffett's close friend Bill Gates.

     When the movie ends, Buffett and Munger stroll on stage to a standing ovation. The formal part to the annual meeting is dispensed with in less than ten minutes, and then they both settle into their chairs and begin to take questions from shareholders.

     After all these years, I have come to expect the usual questions: What happens if Buffett gets hit by a bus? Answer: the Board of Directors has the names of two individuals, one of which will assume the responsibility for managing the Berkshire investments (probably Lou Simpson at GEICO) and the other who will be responsible for Berkshire's operations. Buffett gives no clues to what he is buying or selling in the market despite how many times he is asked the question. Occasionally a smart shareholder will ask a question about Berkshire's insurance operation and its cost of float - the one topic that can keep Buffett talking the longest.

     Even though the questions and answers have become largely predictable, I have continued to make the trip to Omaha. Some liken it to going to investor church once a year just to be reminded of what the difference is between investing and speculation.

     Since Buffett took control of Berkshire in 1965, the share price of Berkshire has skyrocketed, trouncing the return of the S&P 500 Index. Of course, Buffett tries not to think too much about the stock price and instead focuses his energy on increasing Berkshire's intrinsic value. If the intrinsic value increases at a pretty nice clip, the share price will trot along with it -- not always in lock step but pretty close.

     For years, Buffett stated that his goal was to increase the intrinsic value of Berkshire Hathaway at a 15% average annual rate. This return he believed would likely outdistance the returns of most large corporations and thus long-term shareholders would likely outperform the S&P 500 Index over time. Indeed, since 1965, Berkshire Hathaway has increased its book value (a close proximate of its growth in intrinsic value) at a 23.6% average annual return, easily outdistancing the 11.8% return of the S&P 500 Index over the same time period.

     For many years, investors who purchased Berkshire, at or below the company's intrinsic value, were able to achieve a return over time that was better than an index fund. And for many professional investors, owning Berkshire Hathaway stock (despite its poor trading liquidity) enabled them to outperform the market while taking very low economic risk.

     When I started Focus Trust on April 17, 1995, one of our first purchases was Berkshire Hathaway. It was a smart investment. Between the Fund's inception and December 31, 2000, Berkshire's stock price outperformed the S&P 500 Index 215% vs. 186% (22.3% average annual return vs. 20.3%). Of course, there were some difficult periods for Berkshire during this time. In 1999, Berkshire's stock price underperformed the S&P 500 Index by 40 percentage points. But then it bounced back in 2000, beating the major index by 35 percentage points.

     In the dark period, between the fourth quarter of 1999 and the first quarter of 2000, Berkshire's Class A share price dropped to $40,800 per share, half its 1998 high of $84,000. The insurance business at General Re was struggling, and everybody was selling Old Economy stocks for the NASDAQ 100. Even so, Focus Trust at that time purchased a big chunk of Berkshire that represented 25% of our portfolio. The bet subsequently paid off and our shareholders were well rewarded. At today's price of $70,000 per share, the stock is up 71% from its low.

     But that performance is yesterday's news (and yesterday's gains). The smart question to ask is: What can we expect from Berkshire Hathaway going forward?

     Buffett has long confessed, publicly and in writing, that Berkshire in no way will be able to replicate its past performance. Its $100 billion dollar size makes compounding intrinsic value at 23% formidable. Nonetheless, Buffett continued to state he believed Berkshire could grow its intrinsic value at a 15% average annual rate and that he believed would still outdistance the S&P 500.

     But in the 1999 annual report, Buffett slightly changed the investment goal. He no longer believed Berkshire could grow its intrinsic value at a 15% rate, but he did believe "that the gain in Berkshire's intrinsic value over the next decade will modestly exceed the gain from owning the S&P." We took immediate note that Buffett no longer believed Berkshire was capable of growing at a 15% rate, but because he still believed he could beat the market we were still comfortable owning Berkshire.

     However, a November 22, 1999 article in Fortune titled "Mr. Buffett on the Stock Market" caused us to seriously reconsider our investment in Berkshire. In short, Buffett wrote he could see no way for the stock market to replicate its past price gains and at best, going forward, the S&P 500 would grow at a more modest 6% average annual rate.

     I had a chance to ask him about the article at a dinner party the night before Berkshire's annual meeting. I reminded him that his teacher Ben Graham had predicted very poor market returns going forward just at the time Buffett was starting his investment partnership and how he confessed the best thing he did was to ignore Graham's forecast. I also reminded him of Jack Bogle's market forecast in 1991. Bogle too predicted a single-digit type of market rate of return, far below what investors had earned in the 1980s. In that both Graham and Bogle were wrong in their forecasts, why did he believe his prediction would fare better? For those who have read the article, you know his rationale is based largely on the role of interest rates, corporate profits as a percent of GDP, and the estimated growth of GDP. What Buffett did not acknowledge was that all these variables could remain constant as forecast and still stock prices could climb if companies increase their return on invested capital.

     But set aside this central argument. What I find most illuminating is that if Buffett doesn't believe the S&P 500 will grow at much more than 6% (including dividends) and he believes that Berkshire will modestly exceed the return of the S&P, what does this imply about the growth of Berkshire's intrinsic value? In my thinking, it implies Berkshire is going to grow at rates below 10% (modestly defined as one, two or three percentage points better than the market). The question then becomes, if you believe the stock market will generate a return close to its historical average annual return of 10%, then Berkshire, trading close to its intrinsic value, may have great difficulty beating the market.

     Of course, what becomes paramount is determining Berkshire's intrinsic value. If Berkshire is trading at prices close to its intrinsic value, then it may not beat the market. If it trades at prices significantly below its intrinsic value, it still could outperform the market even though its growth in intrinsic value is below the average rate of the market. For example, let's say the future return of the stock market is expected to be 10%. If you bought a bond at par with a 10% coupon, your investment return would mirror the stock market's return. But what if you bought a bond at par with an 8% coupon? Would that investment beat the market? Likely not. But if you bought the 8% coupon bond below par and its yield to maturity was higher than 10%, you could beat the market rate of return. Such becomes the case with Berkshire. If its current coupon yield (its growth in intrinsic value) is below the forecast return of the market, the only way to beat the market is to purchase Berkshire at a discount and benefit from a higher yield to maturity.

     What is Berkshire Hathaway's current intrinsic value? There are as many estimates of Berkshire's intrinsic value as there are analysts making forecasts. If you put three Berkshire analysts in the same room, I assure you they would each come up with different estimates. The most bullish analyst is Alice Schroeder at Morgan Stanley. She estimates Berkshire's intrinsic value somewhere between $84,000 and $90,000. But be careful: Alice discounts Berkshire's intrinsic value using the thirty-year U.S. Treasury Bond rate of 6%. Using a 10% discount rate, I think Berkshire is worth closer to between $70,000 and $77,000.

     However, the two most important points to remember are these: Buffett believes Berkshire's average annual growth in intrinsic value is more likely to be less than 10%. Second, Berkshire is trading, by my calculation, closer to its intrinsic value (certainly when compared to its $40,800 share price in the first quarter of 2000), suggesting the stock will have more difficulty beating the market from here than it has over the past two years. What could change and make us add more Berkshire stock? One, if Berkshire made a strategic acquisition that materially increased the company's growth in intrinsic value. Two, if the insurance industry was able to increase prices with no corresponding increase in claims cost. (Note: We know insurance policy prices are increasing, what is less known is that claims costs are also up, making the realized net profits lower than what is generally expected.) Three, if Berkshire's stock price would sell substantially below its intrinsic value, enabling shareholders to earn a yield to maturity higher than what we can expect from the market.

     Just because we might sell Berkshire Hathaway does not imply that we have turned our back on Buffett's principles. The Essential Buffett: Timeless Principles for the New Economy reminds investors that Buffett's investment principles can be applied to any company in any industry in any market in any country at any time. Think Bill Miller. And at Focus Trust we will continue to apply Buffett's investment principles. The decision to own Berkshire is based on the expectation for the investment to outperform our benchmark, the S&P 500. The decision to apply Buffett's principles is to identify companies that can do just that.

     In our last report to shareholders we stated our belief that Focus Trust was trading at one of its greatest discounts to underlying value since the Fund's inception. Although we are heartened by our recent performance, we still maintain the Fund represents excellent value. As such, we continue to recommend strongly that shareholders consider adding to their positions.

     As always, we greatly appreciate your confidence and support. If you have any questions, please do not hesitate to contact us.

                                                  Robert G. Hagstrom, CFA

July 20, 2001
DJIA 10576.7

Performance Information
Legg Mason Focus Trust, Inc.

Total Returns for One, Three and Five Years and Life of Fund, as of June 30,
2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Fund's total returns as of June 30, 2001, are as follows:

Average Annual Total Return
     One Year                                           -16.53%
     Three Years                                         +1.52
     Five Years                                         +12.75
     Life of Fund (Inception: April 17, 1995)           +13.41
Cumulative Total Return
     One Year                                           -16.53%
     Three Years                                         +4.63
     Five Years                                         +82.18
     Life of Fund (Inception: April 17, 1995)          +118.30

Focus Trust

SELECTED PORTFOLIO PERFORMANCE(A)

   Strong performers for the 2nd quarter 2001(B)
----------------------------------------------------
1.   Amazon.com, Inc.                        +38.3%
2.   AOL Time Warner Inc.                    +32.0%
3.   International Business Machines
       Corporation                           +17.5%
4.   Citigroup Inc.                          +17.5%
5.   Eastman Kodak Company                   +17.0%

   Weak performers for the 2nd quarter 2001(B)
----------------------------------------------------
1.   WPP Group plc                            -6.4%
2.   American Express Company                 -6.1%
3.   Wal-Mart Stores, Inc.                    -3.4%
4.   Gateway, Inc.                            -2.1%
5.   Koninklijke (Royal) Philips
       Electronics N.V. - ADR                 -1.0%

(A)Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.

(B)Securities held for the entire quarter.

PORTFOLIO CHANGES

    Securities added during the 2nd quarter 2001
----------------------------------------------------
Marsh & McLennan Companies, Inc.
Nokia Oyj

    Securities sold during the 2nd quarter 2001
----------------------------------------------------
None

Statement of Net Assets
Legg Mason Focus Trust, Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.8%

Capital Goods -- 4.3%
  Electrical Equipment -- 4.3%
  Koninklijke (Royal) Philips Electronics N.V. - ADR               250                     $  6,607
                                                                                           --------

Consumer Cyclicals -- 22.6%
  Leisure Time (Products) -- 2.2%
  International Speedway Corporation                                80                        3,360
                                                                                           --------
  Retail (Building Supplies) -- 4.8%
  The Home Depot, Inc.                                             160                        7,448
                                                                                           --------
  Retail (General Merchandise) -- 5.1%
  Wal-Mart Stores, Inc.                                            160                        7,808
                                                                                           --------
  Retail (Home Shopping) -- 4.9%
  Amazon.com, Inc.                                                 536                        7,584(A)
                                                                                           --------
  Services (Advertising/Marketing) -- 5.6%
  WPP Group plc - ADR                                              170                        8,543
                                                                                           --------
Consumer Staples -- 7.2%
  Entertainment -- 7.2%
  AOL Time Warner Inc.                                             210                       11,130(A)
                                                                                           --------
Financials -- 31.6%
  Banks (Major Regional) -- 4.5%
  FleetBoston Financial Corporation                                175                        6,904
                                                                                           --------
  Financial (Diversified) -- 22.0%
  American Express Company                                         270                       10,476
  Citigroup Inc.                                                   300                       15,852
  J.P. Morgan Chase & Co.                                          170                        7,582
                                                                                           --------
                                                                                             33,910
                                                                                           --------
  Insurance Brokers -- 3.3%
  Marsh & McLennan Companies, Inc.                                  50                        5,050
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Multi-Line) -- 1.8%
  Berkshire Hathaway Inc. - Class A                                .04                     $  2,776(A)
                                                                                           --------
Technology -- 30.1%
  Communications Equipment -- 2.8%
  Nokia Oyj - ADR                                                  195                        4,298
                                                                                           --------
  Computers (Hardware) -- 17.1%
  Dell Computer Corporation                                        475                       12,422(A)
  Gateway, Inc.                                                    225                        3,701(A)
  International Business Machines Corporation                       90                       10,170
                                                                                           --------
                                                                                             26,293
                                                                                           --------
  Equipment (Semiconductor) -- 4.8%
  Applied Materials, Inc.                                          150                        7,365(A)
                                                                                           --------
  Photography/Imaging -- 5.4%
  Eastman Kodak Company                                            180                        8,402
                                                                                           --------
Total Common Stock and Equity Interests (Identified Cost  --
  $158,221)                                                                                 147,478
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.3%

Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be purchased at $3,287 on 7/2/01
  (Collateral: $3,291 Fannie Mae mortgage-backed securities,
  6.764%, due 3/1/33, value $3,353)                             $3,285                        3,285
J.P. Morgan Chase & Co.
  4.05%, dated 6/29/01, to be purchased at $3,287 on 7/2/01
  (Collateral: $3,335 Fannie Mae Note, 4.75%, due 3/15/04,
  value $3,362)                                                  3,286                        3,286
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $6,571)                                       6,571
---------------------------------------------------------------------------------------------------
Total Investments -- 100.1% (Identified Cost -- $164,792)                                   154,049
Other Assets Less Liabilities -- (0.1)%                                                        (138)
                                                                                           --------
NET ASSETS -- 100.0%                                                                       $153,911
                                                                                           ========

Legg Mason Focus Trust, Inc.


---------------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
  7,701 shares outstanding                                                                 $172,958
Accumulated net investment income/(loss)                                                       (816)
Accumulated net realized gain/(loss) on investments and
  foreign currency transactions                                                              (7,488)
Unrealized appreciation/(depreciation) of investments and
  foreign currency translations                                                             (10,743)
                                                                                           --------
NET ASSETS -- 100.0%                                                                       $153,911
                                                                                           ========
NET ASSET VALUE PER SHARE                                                                    $19.99
                                                                                           ========
---------------------------------------------------------------------------------------------------

(A)Non-income producing.

   See notes to financial statements.

Statement of Operations
Legg Mason Focus Trust, Inc.
For the Six Months Ended June 30, 2001 (Unaudited)
(Amounts in Thousands)

--------------------------------------------------------------------------------------------
Investment Income:
Dividends(A)                                                  $    595
Interest                                                           120
                                                              --------
  Total income                                                                      $   715

Expenses:
Investment advisory fee                                            564
Distribution and service fees                                      806
Audit and legal fees                                                16
Custodian fee                                                       41
Directors' fees                                                      5
Registration fees                                                   14
Reports to shareholders                                             43
Transfer agent and shareholder servicing expense                    87
Other expenses                                                      11
                                                              --------
                                                                 1,587
Less fees waived                                                   (56)
                                                              --------
  Total expenses, net of waivers                                                      1,531
                                                                                    -------
NET INVESTMENT INCOME/(LOSS)                                                           (816)

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments and foreign currency
  transactions                                                   8,069
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                 (9,021)
                                                              --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                                 (952)
--------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                      $(1,768)
--------------------------------------------------------------------------------------------

(A)Net of foreign taxes withheld of $9.

See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Focus Trust, Inc.
(Amounts in Thousands)

                                                              Six Months Ended   Year Ended
                                                                  6/30/01         12/31/00
-------------------------------------------------------------------------------------------
                                                                (Unaudited)
Change in Net Assets:
Net investment income/(loss)                                      $   (816)      $  (2,199)
Net realized gain/(loss) on investments and foreign currency
  transactions                                                       8,069          (5,335)
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                     (9,021)        (48,051)
-------------------------------------------------------------------------------------------
Change in net assets resulting from operations                      (1,768)        (55,585)
Change in net assets from Fund share transactions                  (15,203)        (49,157)
-------------------------------------------------------------------------------------------
Change in net assets                                               (16,971)       (104,742)

Net Assets:
Beginning of period                                                170,882         275,624
-------------------------------------------------------------------------------------------
End of period                                                     $153,911       $ 170,882
-------------------------------------------------------------------------------------------
Undistributed net investment income/(loss), end of period         $   (816)      $      --
-------------------------------------------------------------------------------------------

                 ---------------------------------------------

Financial Highlights
Legg Mason Focus Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                 Investment Operations                    Distributions
                                        ----------------------------------------   ---------------------------
                                                                                      From
                            Net Asset      Net        Net Realized      Total          Net                       Net Asset
                             Value,     Investment   and Unrealized      From       Realized                      Value,
                            Beginning    Income/     Gain/(Loss) on   Investment     Gain on         Total        End of
                            of Period     (Loss)      Investments     Operations   Investments   Distributions    Period
--------------------------------------------------------------------------------------------------------------------------
Six Months Ended
 June 30, 2001*              $20.21       $(.11)(C)      $ (.11)        $ (.22)       $  --          $  --        $19.99
Years Ended Dec. 31,
 2000                         26.09        (.26)(C)       (5.62)         (5.88)          --             --         20.21
 1999                         22.00        (.15)(C)        4.24           4.09           --             --         26.09
 1998                         16.32        (.06)(C)        6.68           6.62         (.94)          (.94)        22.00
 1997                         13.01        (.11)(C)        3.89           3.78         (.47)          (.47)        16.32
 1996                         11.17        (.05)(C)        1.96           1.91         (.07)          (.07)        13.01
--------------------------------------------------------------------------------------------------------------------------

                                                   Ratios/Supplemental Data
                            ----------------------------------------------------------------------
                                                           Net
                                                       Investment                    Net Assets,
                                        Expenses      Income/(Loss)    Portfolio       End of
                            Total      to Average      to Average      Turnover        Period
                            Return     Net Assets      Net Assets        Rate      (in thousands)
--------------------------  ----------------------------------------------------------------------
Six Months Ended
 June 30, 2001*              (1.09)%(A)    1.90%(B,C)     (1.01)%(B,C) 59%(B)         $153,911
Years Ended Dec. 31,
 2000                       (22.54)%      1.90%(C)         (.96)%(C)      69%          170,882
 1999                        18.59%       1.90%(C)         (.91)%(C)      14%          275,624
 1998                        41.47%       1.93%(C)         (.89)%(C)      21%           47,089
 1997                        29.10%       2.00%(C)         (.74)%(C)      14%            8,093
 1996                        17.14%       2.00%(C)         (.40)%(C)       8%            7,327
--------------------------

(A)Not annualized.

(B)Annualized.

(C)Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets through June 30, 1998, and 1.90% through April 30, 2002. If no fees had been waived, the annualized ratio of expenses to average net assets for the six months ended June 30, 2001, and for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, would have been 1.97%, 1.93%,
   1.93%, 2.71%, 4.04%, and 4.96%, respectively.

(*)Unaudited.
See notes to financial statements.

Notes To Financial Statements
Legg Mason Focus Trust, Inc.
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Focus Trust, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

Security Valuation

     Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund adopted the Guide January 1, 2001. The revised Guide requires the Fund to amortize premium and discount on all fixed income securities. There was no impact on the Fund as a result of adopting this accounting principle.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2001, there were no receivables for securities sold or payables for securities purchased.

Federal Income Taxes

     No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

     At June 30, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $9,931 expiring in 2007 and $4,068 expiring in 2008.

--------------------------------------------------------------------------------

Use of Estimates

     Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

     For the six months ended June 30, 2001, investment transactions (excluding short-term investments) were as follows:

Purchases  Proceeds From Sales
------------------------------
  $46,191        $67,373

     At June 30, 2001, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes were as follows:

                                             Net
                                        Appreciation/
  Cost    Appreciation   Depreciation   (Depreciation)
------------------------------------------------------
$164,792    $10,755        $(21,498)       $(10,743)

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

     The Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to its agreement, LMFM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of its average daily net assets. Prior to August 1, 2000, LMFA served as investment adviser to the Fund, under a compensation agreement substantially similar to that with the current adviser.

     LMFM has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.90% of average daily net assets until April 30, 2002, as shown in the chart below:

                                           Six Months Ended              At
                                             June 30, 2001          June 30, 2001
                                           -----------------      -----------------
 Expense           Expense Limitation         Management             Management
Limitation          Expiration Date           Fees Waived           Fees Payable
-----------------------------------------------------------------------------------
  1.90%             April 30, 2002                $56                    $54

--------------------------------------------------------------------------------

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

                           At June 30, 2001
                         --------------------
Distribution   Service     Distribution and
    Fee          Fee     Service Fees Payable
---------------------------------------------
   0.75%        0.25%            $129

     No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the six months ended June 30, 2001. Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $26 for the six months ended June 30, 2001.

     LMFM, LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Fund Share Transactions:

     At June 30, 2001, there were 100,000 shares authorized at $.001 par value for the Fund. Share transactions were as follows:

                                       Sold            Repurchased          Net Change
                                 ----------------   ------------------   -----------------
                                 Shares   Amount    Shares    Amount     Shares    Amount
------------------------------------------------------------------------------------------
Six Months Ended June 30, 2001     580    $11,794   (1,332)  $ (26,997)   (752)   $(15,203)
Year Ended Dec. 31, 2000         3,135     74,434   (5,244)   (123,591)  (2,109)   (49,157)